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                                                                    EXHIBIT 99.1

                                 ENROLLMENT FORM

                                       FOR

         INLAND REAL ESTATE CORPORATION DISTRIBUTION REINVESTMENT PROGRAM

To participate in the Distribution Reinvestment Program, you must complete and sign this form and return it to:

         INLAND REAL ESTATE CORPORATION
         2901 BUTTERFIELD ROAD
         OAK BROOK, ILLINOIS 60523
         ATTENTION: MR. MARK E. ZALATORIS

1. ACCOUNT REGISTRATION. Complete either section A, B, C or D. (Please print clearly).

         a. INDIVIDUAL OR JOINT ACCOUNTS. (Enter only the Social Security number for the name under which distributions should be reported.)


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Owner's Name


                                                --------------------------------
Owner's Social Security Number                  Owner's date of birth
(used for tax reporting)                        (Month/Day/Year)


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Joint Owner's Name (if applicable)

                                    -------
Joint Owner's Social Security Number
(if applicable; used for tax reporting)

FOR JOINT ACCOUNTS: Your program account will be registered "Joint Tenants with Rights of Survivorship" and not as tenants in common unless you check a box below:

[  ]     Tenants in common
[  ]     Tenants by entirety
[  ]     Community property


         b. CUSTODIAL ACCOUNT/GIFT TO A MINOR. (An Enrollment Form is required for each minor. Only one custodian per account is allowed.)


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Custodian's Name


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Minor's Name

                                                                  --------------
Minor's Social Security Number        Minor's date of birth       Custodian's
(required)                            (Month/Date/Year)           state


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         c.   TRUST.  (Please check only one of the trustee types)

              [  ]   Person as trustee      [  ]   Organization as trustee


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Trustee: Individual or Organization Name


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and Co-trustee's Name (if applicable)


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Name of Trust


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For the benefit of


                                                    ----------------------------
Trust Taxpayer Identification Number                Date of Trust
(required)                                          (Month/Day/Year)

         d.   ORGANIZATION OR BUSINESS ENTITY.                 Check one:

              [  ]   Corporation       [  ]   Partnership      [  ]    Other


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Name of Entity


Taxpayer Identification Number (required)


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Mailing Address (including apartment or box number)


                                                           ---------------------
City                               State                   Zip

(   )                                         (   )
 --- ------------------------                  --- -----------------------------
Home phone                                     Work phone

2.       DIVIDEND REINVESTMENT.

         If you participate in the program, we will reinvest all cash distributions paid by us on the shares of Inland Real Estate Corporation registered in your name.

3.       ACCOUNT AUTHORIZATION SIGNATURE(S).

Signature of account owner:                                     Date:
                            ------------------------------           -----------

Signature of joint owner:                                       Date:
                          --------------------------------           -----------
(if applicable)
If you need assistance, please contact Mr. Mark Zalatoris at (630) 218-8000.